                                                                    EXHIBIT 10.1

                          OMNIBUS AMENDMENT AND WAIVER

         This OMNIBUS AMENDMENT AND WAIVER (this "AMENDMENT"), dated as of March __, 2007, is entered into by and between ISLAND PACIFIC, INC., a Delaware corporation (the "COMPANY"), and _________________ ("Xxxx"), for the purpose of amending and amending and restating and waiving certain terms of (i) the Amended and Restated Secured Term Note, dated as of November 17, 2005 (as amended and restated, amended, modified and/or supplemented from time to time, the "NOVEMBER 2005 BRIDGE NOTE") issued by the Company to Xxxx, (ii) the Registration Rights Agreement by and between the Company and Xxxx dated November 17, 2005 (as amended, modified or supplemented from time to time, the "NOVEMBER 2005 REG. RIGHTS AGREEMENT"), (iii) the Securities Purchase Agreement, dated as of November 17, 2005 (as amended, modified or supplemented from time to time, the "NOVEMBER 2005 PURCHASE Agreement") by and between the Company and Xxxx, (iv) the Amended and Restated Secured Convertible Term Note, dated as of July 12, 2004 (as amended and restated, amended, modified and/or supplemented from time to time, THE "JULY 2004 TERM NOTE") issued by the Company to Xxxx, (v) the Securities Purchase Agreement, dated as of July 12, 2004 (as amended, modified or supplemented from time to time, the "JULY 2004 PURCHASE AGREEMENT") by and between the Company and Xxxx, (vi) the Registration Rights Agreement by and between the Company and Xxxx dated July 12, 2004 (as amended, modified or supplemented from time to time, the "JULY 2004 REG. RIGHTS AGREEMENT"), (vii) the Secured Convertible Term Note, dated as of June 15, 2005 (as amended, modified and/or supplemented from time to time, the "JUNE 2005 TERM NOTE" and together with the July 2004 Term Note, the "TERM NOTES" and each, a "TERM NOTE") issued by the Company to Xxxx, (viii) the Securities Purchase Agreement, dated as of June 15, 2005 (as amended, modified or supplemented from time to time, the "JUNE 2005 PURCHASE AGREEMENT" and together with the November 2005 Purchase Agreement and the July 2004 Purchase Agreement, the "PURCHASE AGREEMENTS" and each, a "PURCHASE AGREEMENT") by and between the Company and Xxxx and (ix) the Registration Rights Agreement by and between the Company and Xxxx dated June 15, 2005 (as amended, modified and/or supplemented from time to time, the "JUNE 2005 REG. RIGHTS AGREEMENT" and together with the November 2005 Reg. Rights Agreement and the July 2004 Reg. Rights Agreement, the "REG. RIGHTS AGREEMENTS" and each, a "REG. RIGHTS AGREEMENT"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the applicable November 2005 Bridge Note, Term Note, Purchase Agreement or Reg. Rights Agreement.

         WHEREAS, the Company and Xxxx have agreed to make certain changes to the November 2005 Bridge Note, the Term Notes, the Purchase Agreements and the Reg. Rights Agreements as set forth herein.

         NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


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

AMENDMENTS
----------

         1. The definition of Maturity Date appearing in the November 2005 Bridge Note is hereby amended to extend such Maturity Date to "June 30, 2007".

         2. Xxxx and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Amount (as defined in the July 2004 Term Note) due on the first business day of October 2005, March 2007, April 2007, May 2007, and June 2007 on such dates (collectively, the "JULY 2004 POSTPONED PRINCIPAL"); PROVIDED THAT, the July 2004 Postponed Principal shall each be paid in full on the Maturity Date (as defined in the July 2004 Term
Note), together with all other amounts due and payable on such date under the July 2004 Purchase Agreement and the Related Agreements referred to in the July 2004 Purchase Agreement. Monthly Amount payments shall resume pursuant to the terms of the July 2004 Term Note on July 1, 2007.

         3. Xxxx and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Amount (as defined in the June 2005 Term Note) due on the first business day of March 2007, April 2007, May 2007 and June 2007 on such dates (collectively, the "JUNE 2005 POSTPONED PRINCIPAL"); PROVIDED THAT, the June 2005 Postponed Principal shall each be paid in full on the Maturity Date (as defined in the June 2005 Term Note), together with all other amounts due and payable on such date under the June 2005 Purchase Agreement and the Related Agreements referred to in the June 2005 Purchase Agreement. Monthly Amount payments shall resume pursuant to the terms of the June 2005 Term Note on July 1, 2007.

         4. The November 2005 Bridge Note is hereby amended and restated in the form attached hereto as EXHIBIT A (the "THIRD AMENDED AND RESTATED SECURED TERM NOTE"). For the avoidance of doubt, the amendment and restatement of the November 2005 Bridge Note as set forth in this Section 1 shall be in substitution for and not in satisfaction of the November 2005 Bridge Note. Upon the execution of this Amendment and Waiver and prior to Company delivering an originally executed copy of the Third Amended and Restated Secured Term Note to Xxxx, Xxxx will return the originally executed Secured Term Note dated November 17, 2005, the Amended and Restated Secured Term Note dated March 21, 2006, and the Second Amended and Restated Secured Term Note dated November 27, 2006 to the Company.

         5. The definition of Filing Date in Section 1 of the July 2004 Reg. Rights Agreement is deleted in its entirety and replaced as follows:

          "FILING DATE" means, with respect to (i) the Registration Statement required to be filed hereunder, a date no later than October 31, 2007 and (ii) with respect to shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price made pursuant to Section 3.4 of the Secured Convertible Term Note or Section 4 of the Warrant or otherwise, thirty (30) days after the occurrence of such event or the date of such adjustment but in no event before October 31, 2007."

          As a result of this amendment and previous amendments dated November 16, 2005 and March 21, 2006 to the definition of Filing Date in
          Section 1 of the July 2004 Reg. Rights Agreement, liquidated damages in the amount of $__________ accrued for each of the months of January, February and March 2005 have been waived by Xxxx.

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

         6. The definition of Filing Date in Section 1 of the June 2005 Reg. Rights Agreement is deleted in its entirety and replaced as follows:

          "FILING DATE" means, with respect to (i) the Registration Statement required to be filed hereunder in respect of the shares of Common Stock issuable upon conversion of the Note, October 31, 2007 and (ii) with respect to shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price made pursuant to
          Section 3.4 of the Secured Convertible Term Note, Section 4 of the Warrant or Section 4 of the Option or otherwise, thirty (30) days after the occurrence of such event or the date of the adjustment of the Fixed Conversion Price but in no event before October 31, 2007.

         7. The definition of Filing Date in Section 1 of the November 2005 Reg. Rights Agreement is deleted in its entirety and replaced as follows:

           "Filing Date" means, with respect to (i) the Registration Statement required to be filed hereunder in respect of the shares of Common Stock issuable upon the exercise of the Option, a date no later than October 31, 2007 and (ii) with respect to shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price made pursuant to the terms of the Option or otherwise, thirty (30) days after the occurrence of such event or the date of such adjustment but in no event before October 31, 2007.

         8. The first sentence of Section 6.2 of the Purchase Agreements shall be amended to state:

          "By October 31, 2007, the Company shall secure the listing of the shares of Common Stock issuable upon the exercise of the Warrant and upon exercise of the Option on the NASD OTC Bulletin Board (the "Principal Market") upon which shares of Common Stock are listed and shall maintain such listing so long as any other shares of Common Stock shall be so listed."

         9. Xxxx hereby waives all liquidated damages incurred under Section 2(b) of the Reg. Rights Agreements for failure of the Company to file a registration statement by May 15, 2006. For sake of clarity, Xxxx shall be entitled, however, to liquidated damages pursuant to Section 2(b) of the Registration Statements in the event that the Company does not file a Registration Statement by the Filing Date (as such term is defined in the Reg. Rights Agreements, as amended hereby).

MISCELLANEOUS
-------------

         10. Xxxx understands that the Company has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. The Company hereby covenants to report the terms and provisions of this Amendment on a current report on Form 8-K within five (5) business days of the date hereof.

         11. In each place where the term "Option" is used in the Purchase Agreements and/or the Registration Rights Agreements, such term shall be deemed to include the Additional Option (as defined herein) issued in connection with this Amendment.

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

         12. The Company agrees that it shall issue on the date hereof an Option (the "Additional Option") to Xxxx to purchase up to __________ shares of the Common Stock of the Company with an exercise price of $______ per share, such Additional Option to be in the form attached hereto as Exhibit B.

         13. Each amendment and waiver set forth herein shall be effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") on the date when
(i) each of the Company and Xxxx shall have executed and the Company shall have delivered to Xxxx its respective counterpart to this Amendment, and (ii) the Company shall have executed and delivered to Xxxx the Additional Option.

         14. All representations and warranties made in the Purchase Agreements (as qualified by any disclosure schedules or similar documents previously delivered to Xxxx by the Company) with respect to any Warrant, Option, Warrant Shares or Option Shares shall be deemed to have been made as of the date hereof with respect to the Additional Option and the shares of the Company's Common Stock issuable to Xxxx upon exercise thereof.

         15. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Term Notes, Purchase Agreements or Reg. Rights Agreements, and all of the other forms, terms and provisions of the Term Notes and the Purchase Agreements remain in full force and effect.

         16. The Company hereby represents and warrants to Xxxx that after giving effect to this Amendment: (i) on the date hereof, all representations, warranties and covenants made by the Company in connection with the Second Amended and Restated Bridge Note, the Term Notes and the Purchase Agreements are true, correct and complete except as qualified or limited in any manner by the information set forth in the disclosure schedule delivered by the Company to Xxxx pursuant to Section 4 of the November 2005 Purchase Agreement or in the SEC Reports and except that the Company did not file its reports on Form 10-K for the years ended March 31, 2005 and March 31, 2006 and Form 10-Q for the quarters ended June 30, 2006, September 30, 2006, December 31, 2006, June 30, 2005,
September 30, 2005 and December 31, 2005; and (ii) on the date hereof, all of the Company's and its Subsidiaries' covenant requirements set forth in the Second Amended and Restated Bridge Note, the Term Notes, the Purchase Agreements, the Reg. Rights Agreements and Related Agreements (as defined in the respective Purchase Agreements) have been met.

         17. From and after the Amendment Effective Date, all references to the November 2005 Bridge Note, the Term Notes and the Purchase Agreements shall be deemed to be references to the Second Amended and Restated Bridge Note, the Term Notes and Purchase Agreements as modified hereby.

         18. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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         IN WITNESS WHEREOF, each of the Company and Xxxx has caused this
Amendment to be signed in its name effective as of this __st day of March 2007.



                                          ISLAND PACIFIC, INC.


                                          By:______________________________
                                          Name:  Barry Schechter
                                          Title:  Chief Executive Officer

                                          XXXX


                                          By:______________________________
                                          Name:
                                          Title:










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